EXHIBIT 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 27, 2016, is by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as such term is hereinafter defined) party hereto and BANK OF AMERICA, N.A., as the administrative agent for the Lenders party to the Credit Agreement referenced below (in such capacity, together with the successors in such capacity, the “Administrative Agent”) and L/C Issuer.
R E C I T A L S
A.    The Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), the Administrative Agent and the other agents referred to therein are parties to that certain Second Amended and Restated Credit Agreement dated as of January 26, 2015, as amended by the First Amendment dated as of June 1, 2015 and the Second Amendment dated as of September 29, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit (subject to the terms and conditions thereof) to the Borrower.
B.    The Borrower has previously informed the Administrative Agent that it desires to amend certain provisions of the Credit Agreement as set forth herein, including, without limitation, financial covenants and certain related provisions.
C.    In order to amend such provisions of the Credit Agreement, the Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.
Section 2.     Amendments to Credit Agreement.
2.1    Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate place based on alphabetical order:

HN\1529244.10

“2016 Appraisal Request Date” has the meaning specified in Section 6.12.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Consolidated Cash Balance” means any unrestricted cash or Cash Equivalents of the Borrower and its Subsidiaries (other than any cash or Cash Equivalents held in a deposit account in any non-U.S. jurisdiction in the ordinary course of business with respect to amounts received from or anticipated to become due and owing in the near term to unaffiliated third parties).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Permitted Junior Lien Debt” shall mean Indebtedness of any Loan Party secured by the Collateral on a junior basis to the Obligations pursuant to an intercreditor agreement satisfactory to the Administrative Agent; provided that (a) the aggregate principal amount of such Indebtedness shall not exceed $75,000,000 and (b) (i) the scheduled maturity date and (ii) the weighted average life to maturity of such Indebtedness shall be at least 120 days after the Maturity Date.
“Third Amendment” shall mean that certain Third Amendment to the Credit Agreement, dated as of the Third Amendment Effective Date, by and among the

HN\1529244.10

Borrower, the Subsidiary Guarantors, the Administrative Agent, the Lenders party thereto and any other Persons party thereto.
“Third Amendment Effective Date” shall mean May 27, 2016.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2    Amendments to definition of “Additional Senior Notes”. The definition of “Additional Senior Notes” is hereby amended and restated in its entirety to read as follows:
“Additional Senior Notes” means additional unsecured notes of the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) in an aggregate principal amount not to exceed $250,000,000 at any one time outstanding; provided that (i) any such notes shall (w) have a scheduled maturity occurring after the Maturity Date, (x) contain terms (including covenants and events of default) no more restrictive, taken as a whole, to the Borrower and its Subsidiaries than those contained in this Agreement, (y) have no scheduled amortization, no sinking fund requirements and no maintenance financial covenants and (z) no Default or Event of Default shall have occurred and be continuing immediately before and after the incurrence of such Additional Senior Notes and (ii) at the time of, and giving effect to, the incurrence of any such notes and the use of the proceeds thereof, the Consolidated Leverage Ratio shall be less than or equal to 4.00:1.00 on a pro forma basis as of the last day of the most recent fiscal quarter of the Borrower.
2.3    Amendments to definition of “Consolidated Senior Secured Debt”. The definition of “Consolidated Senior Secured Debt” is hereby amended and restated in its entirety to read as follows:
“Consolidated Senior Secured Debt” means all Consolidated Total Debt (other than Permitted Junior Lien Debt) that is secured by a Lien on any Property of the Borrower or any of its Subsidiaries.

2.4    Amendments to definition of “Defaulting Lender”. The definition of “Defaulting Lender” is hereby amended by deleting the “or” appearing before clause (d)(ii), adding “or” at the end of clause (d)(ii) and adding new clause (d)(iii) as follows:
(iii)    becomes the subject of a Bail-in Action

2.5    Amendments to Section 2.05(b) of the Credit Agreement. A new clause (iii) to Section 2.05(b) of the Credit Agreement is hereby added in the appropriate place to read as follows:

HN\1529244.10

(iii)    If for any reason the Consolidated Cash Balance exceeds $50,000,000 as of the end of any Business Day, the Borrower shall on or before 11:00 a.m. on the next Business Day, prepay the Loans in an aggregate principal amount equal to the lesser of (A) the then-remaining excess and (B) the amount of Loans.
2.6    Amendments to Section 2.16(a)(iv) of the Credit Agreement. The last sentence of Section 2.16(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Subject to Section 10.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender’s having become a Defaulting Lender, including any claim of a Non‑Defaulting Lender as a result of such Non‑Defaulting Lender’s increased exposure following such reallocation.
2.7    Amendment to Section 4.02 of the Credit Agreement. Section 4.02 of the Credit Agreement is hereby amended as follows:
(a)    by adding new clause (e) as follows:
(e)    At any time and immediately after giving effect to such Credit Extension (net of any concurrent use of the proceeds of such Credit Extension), the Consolidated Cash Balance shall not exceed $50,000,000.
(b)    The last sentence at the end of Section 4.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows.
Each request for a Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a), (b) and (e) have been satisfied on and as of the date of the applicable Credit Extension.

2.8    Amendment to add new Section 5.23. A new Section 5.23 of the Credit Agreement is hereby added in the appropriate place to read as follows:
Section 5.23 EEA Financial Institution. No Loan Party is an EEA Financial Institution.
2.9    Amendments to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 6.12 Appraisal of Collateral.

2.10    Amendments to Section 7.01 of the Credit Agreement. Section 7.01 of the Credit Agreement is hereby amended as follows:

HN\1529244.10

(a)    “and” at the end of clause (y) is hereby deleted, “and” is added to the end of clause (z) and a new clause (aa) to Section 7.01 of the Credit Agreement is hereby added in the appropriate place to read as follows:
(aa)     Liens securing Permitted Junior Lien Debt;
(b)    The reference to “(z)” in the proviso at the end of Section 7.01 of the Credit Agreement shall be replaced by a reference to “(aa)”.
2.11    Amendments to Section 7.02 of the Credit Agreement. Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.02 Financial Condition Covenants.
(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower, starting December 31, 2018, to exceed 4.25:1.00.
(b)    Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to be less than the amounts set forth in the table below for each date of determination:

December 31, 2017	1.00:1.00
March 31, 2018	1.25:1.00
June 30, 2018	1.50:1.00
September 30, 2018	1.75:1.00
December 31, 2018 and thereafter	2.00:1.00

(c)    Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed the amounts set forth in the table below for each date of determination:

HN\1529244.10

June 30, 2016	2.80:1.00
September 30, 2016	2.80:1.00
December 31, 2016	2.80:1.00
March 31, 2017	2.80:1.00
June 30, 2017	2.20:1.00
September 30, 2017	1.75:1.00
December 31, 2017 and thereafter	1.50:1.00

(d)    Asset Coverage Ratio. Permit the Asset Coverage Ratio as at the last day of each fiscal quarter of the Borrower to be less than the amounts set forth in the table below for each date of determination:

June 30, 2016	1.10:1.00
September 30, 2016	1.10:1.00
December 31, 2016	1.10:1.00
March 31, 2017	1.10:1.00
June 30, 2017	1.10:1.00
September 30, 2017	1.10:1.00
December 31, 2017 and thereafter	1.25:1.00

2.12    Amendments to Section 7.03 of the Credit Agreement.

(a)    Section 7.03(l) of the Credit Agreement is hereby amended by deleting the reference to “$125,000,000” and inserting in lieu thereof “$100,000,000”; and
(b)     “and” appearing at the end of clause (m) is hereby deleted, the period appearing at the end of clause (n) is hereby deleted, “; and” is hereby added to the end of clause (n) and new clause (o) to Section 7.03 of the Credit Agreement is hereby added in the appropriate place to read as follows:
(o)     Permitted Junior Lien Debt;

HN\1529244.10

2.13    Amendments to Section 7.06 of the Credit Agreement. The paragraph at the end of Section 7.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Notwithstanding anything else to the contrary contained herein or in any other Loan Document, starting on the Second Amendment Effective Date, no Restricted Payment (other than Restricted Payments pursuant to clauses (a), (b), (c), and/or (e) of Section 7.06) shall be permitted hereunder before March 31, 2019. Furthermore, for the avoidance of doubt, payments made (i) for the purpose of matching contributions of employees’ 401(k) Plan contributions (including payments made to third-parties for the purpose of permitting such third-parties to acquire Equity Interests of the Borrower to be delivered to employees for the purpose of such contributions) and (ii) pursuant to the Borrower’s Long-Term Incentive Plan, as amended and restated, shall not be considered Restricted Payments.
2.14    Amendments to Section 7.07 of the Credit Agreement. Section 7.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.07 Modifications of Debt Instruments, etc.

2.15    Amendments to Section 7.16 of the Credit Agreement. Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.16 Prepayment, etc. of Senior Notes and Certain Indebtedness. Make any option prepayment, repurchase, redemption, defeasance, exchange or any other voluntary payment or retirement in respect of any (a) Senior Notes, (b) Indebtedness issued pursuant to Section 7.03(g), (c) Indebtedness issued pursuant to Section 7.03(l) or (d) Indebtedness issued pursuant to Section 7.03(o); provided, however, if the prepayment, repurchase, redemption, defeasance, exchange or other voluntary payment or retirement is made from the proceeds from or issuance of a substantially concurrent (y) incurrence of Indebtedness under Section 7.03(g) or 7.03(o) or (z) issuance of Equity Interests of the Borrower, such optional prepayment, repurchase, redemption, defeasance, exchange or other voluntary payment or retirement shall be permitted.
2.16    Amendments to Section 10.06 of the Credit Agreement. A new clause (vii) to Section 10.06(b) of the Credit Agreement is hereby added in the appropriate place to read as follows:
(vii)    Merrill Lynch.

2.17    Amendment to add new Section 10.23. A new Section 10.23 of the Credit Agreement is hereby added in the appropriate place to read as follows:
Section 10.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each

HN\1529244.10

party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 3.    Amendment to Schedules.
3.1    Effective as of the Third Amendment Effective Date, the Aggregate Commitments shall be reduced to $100,000,000 and the Schedules to the Credit Agreement are hereby amended by replacing Schedule 2.01 the corresponding Schedule 2.01 in Annex I hereto.
Section 4.    Conditions Precedent. This Amendment shall not become effective until the date (the “Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):
4.1    Counterparts. The Administrative Agent shall have received from the Required Lenders, the Borrower and the Subsidiary Guarantors, executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment.
4.2    No Default or Event of Default. As of the date hereof and the Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
4.3    Fees. The Administrative Agent, the Lenders and L/C Issuer shall have received all fees and other amounts due and payable on or prior to the date hereof, including to the extent invoiced prior to the date hereof, reimbursement or payment of all out-of-pocket expenses required

HN\1529244.10

to be reimbursed or paid by the Borrower under the Credit Agreement. Without limiting the foregoing, each Lender party hereto shall receive a fee equal to 10 basis points payable on the amount of each such Lender’s Commitment under the Credit Agreement on and as of the date hereof, after giving effect to the reduction to the Aggregate Commitments described under Section 3 hereto.
4.4    Representations and Warranties. Each of the Borrower and the Subsidiary Guarantors shall represent and warrant to the Administrative Agent and the Lenders that as of the date hereof and as of the Effective Date, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date.
4.5    Prepayment. The Borrower shall have prepaid an amount of Loans necessary (if any) to cause Total Outstandings to be less than or equal to $100,000,000 on the Effective Date.
The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower and each of the other Loan Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrower and the Subsidiary Guarantors hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document, as amended hereby, to which it is a party and agrees that each Loan Document, as amended hereby, to which it is a party remains in full force and effect, notwithstanding the amendments contained herein and (b) represents and warrants to the Administrative Agent and the Lenders that: (i) as of the date hereof and as of the Effective Date, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof and as of the Effective Date, no Default or Event of Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

HN\1529244.10

5.3    General Release. EACH OF THE BORROWER AND THE OTHER LOAN PARTIES (ON BEHALF OF THEMSELVES AND THEIR RELATED PARTIES) HEREBY FOREVER WAIVES, RELEASES, ACQUITS AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, CROSSCLAIMS, COUNTERCLAIMS, RIGHTS OF SET-OFF AND RECOUPMENT), SUITS, DEMANDS, DEBTS, ACCOUNTS, CONTRACTS, LIABILITIES, OBLIGATIONS, JUDGMENTS, DAMAGES, ACTIONS AND CAUSES OF ACTIONS, WHETHER IN LAW OR IN EQUITY, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW OR HEREAFTER EXISTING, THAT THE BORROWER OR ANY OTHER LOAN PARTY (AND EACH OF THEIR RELATED PARTIES) AT ANY TIME HAD OR HAS, OR THAT ITS SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS AND “CONTROLLING PERSONS” (WITHIN THE MEANING OF FEDERAL SECURITIES LAWS) HEREAFTER CAN OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE L/C ISSUER, ANY ARRANGER, ANY LENDER OR ANY OF THEIR RELATED PARTIES THROUGH THE DATE HEREOF, IN EACH CASE IN CONNECTION WITH THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, ALL OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AND THE TRANSACTIONS CONTEMPLATED THEREBY.
5.4    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and/or the Subsidiary Guarantors, as applicable, or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
5.5    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g., “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.
5.6    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
5.7    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[signature pages follow]

HN\1529244.10

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Second Amended and Restated Credit Agreement to be duly executed as of the date first written above.
BORROWER
PARKER DRILLING COMPANY,
as the Borrower

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS

ANACHORETA, INC., a Nevada corporation
PARDRIL, INC., an Oklahoma corporation
PARKER AVIATION INC., an Oklahoma corporation
PARKER DRILLING ARCTIC OPERATING, LLC, a Delaware limited liability company
PARKER DRILLING COMPANY NORTH AMERICA, INC., a Nevada corporation
PARKER DRILLING COMPANY OF NIGER, an Oklahoma corporation
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED, an Oklahoma corporation
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC., an Oklahoma corporation
PARKER DRILLING OFFSHORE COMPANY LLC, a Nevada limited liability company
PARKER DRILLING OFFSHORE USA, L.L.C., an Oklahoma limited liability company
PARKER NORTH AMERICA OPERATIONS, LLC, a Nevada limited liability company
PARKER TECHNOLOGY, INC., an Oklahoma corporation
PARKER TECHNOLOGY, L.L.C., a Louisiana limited liability company
PARKER TOOLS, LLC, an Oklahoma limited liability company
QUAIL USA, LLC, an Oklahoma limited liability company
ITS RENTAL AND SALES, INC., a Texas corporation
PARKER DRILLING MANAGEMENT
SERVICES, LTD., a Nevada limited liability
company

By:     ________________________________
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

QUAIL TOOLS, L.P., an Oklahoma limited partnership

By:	Quail USA, LLC, its General Partner

By:                         Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:_______________________________________
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK N.A., as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

WHITNEY BANK, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

NORTHRIM BANK, as a Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

ANNEX I

HN\1529244.10

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Institution	Commitment	Applicable Percentage
Bank of America, N.A.	$20,000,000	20.00%
Wells Fargo Bank N.A.	$20,000,000	20.00%
Barclays Bank PLC	$12,500,000	12.50%
Deutsche Bank AG, New York Branch	$10,000,000	10.00%
Goldman Sachs Bank USA	$10,000,000	10.00%
The Royal Bank of Scotland plc	$10,000,000	10.00%
Whitney Bank	$7,500,000	7.50%
HSBC Bank USA, N.A.	$5,000,000	5.00%
Northrim Bank	$5,000,000	5.00%
Total	$100,000,000	100.00%

HN\1529244.10